EXHIBIT 10-2
         FOURTH MODIFICATION AGREEMENT


                          FOURTH MODIFICATION AGREEMENT
                          -----------------------------



DATE:                    September 3, 1997
-----

PARTIES:  Borrower:      LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP,
--------                 an Arizona limited partnership
          Borrower       2111 East Highland Avenue, Suite 210
          Address:       Phoenix, Arizona 85016

          Bank:          BANK ONE, ARIZONA, NA, a national banking association
          Bank           Western Region Real Estate (AZ1-1328)
          Address:       P.0. Box 29542
                         Phoenix, Arizona 85038

RECITALS:
---------

                  A. Bank has extended to Borrower credit ("Loan") in the original principal amount of Five Million and No/100 Dollars ($5,000,000.00) pursuant to that certain Loan Agreement dated September 9, 1991 ("Loan
Agreement"), and evidenced by that certain Secured Promissory Note, dated September 9, 1991, which Note was subsequently amended and restated by the terms of that certain Secured Promissory Note, dated October 4, 1994, and that certain Secured Promissory Note, dated January 25, 1996 (collectively, the "Note"). The unpaid principal of the Loan as of the date hereof is $908,166.67.

                  B. The Loan is secured by, among other things, (i) the Deed of Trust (With Assignment of Rents and Security Agreement (Variable Rate), dated September 9, 1991 ("Deed of Trust"), by Borrower, as trustor, for the benefit of Bank, as beneficiary, recorded on September 10, 1991, in Docket 1421, Page 705, as Instrument Number 91-19146, records of Coconino County, Arizona, as amended by that certain First Amendment to Deed of Trust and Collateral Assignment, dated October 4, 1994, recorded on October 7, 1994, at Docket 1714, Page 561, as Instrument No. 94-33675, and that certain Second Amendment to Deed of Trust and Collateral Assignment, dated January 25, 1996, recorded on February 12, 1996, at Docket 1846, Page 091, as Instrument No. 96-04225, records of Coconino County, Arizona, (ii) the Collateral Assignment, dated September 9, 1991 (the "Collateral Assignment"), by Borrower for the benefit of Bank, recorded on September 10, 1991, in Docket 1421, Page 758, as Instrument No. 91-19147, records of Coconino County, Arizona, as amended by that certain First Amendment to Deed of Trust and Collateral Assignment, dated October 4, 1994, recorded on October 7, 1994, at Docket 1714, Page 561, as Instrument No. 94-33675, and that certain Second Amendment to Deed of Trust and Collateral Assignment, dated January 25, 1996, recorded on February 12,

1996, at Docket 1846, Page 091, as Instrument No. 96-04225, records of Coconino County, Arizona, (iii) the Repayment Guaranty of ILX Incorporated, an Arizona corporation, dated January 25, 1996 (the "Repayment Guaranty"), and (iv) the Security Agreement, dated September 9, 1991, by Borrower for the benefit of Bank (the "Security Agreement") (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the "Security Documents").

                  C. Bank and Borrower have executed and delivered previously the following agreements ("Modifications") modifying the terms of the Loan, the Note, the Loan Agreement, and/or the Security Documents: (i) the Modification Agreement dated October 22, 1993, (ii) the Letter Agreement dated April 18,
1994, (iii) the Modification Agreement dated June 28, 1994, (iv) the Second Modification Agreement dated October 4, 1994, pursuant to which Bank advanced additional Loan funds to Borrower, thereby increasing the outstanding unpaid principal balance of the Loan to $2,000,000.00, (v) the Letter Agreement dated December 30, 1994, and (vi) the Third Modification Agreement dated January 25, 1996, pursuant to which Bank advanced additional Loan funds to Borrower, thereby increasing the outstanding unpaid principal balance of the Loan to $2,485,000.00. (The Note, the Loan Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Note", "Loan Agreement", "Deed of Trust", "Repayment Guaranty", "Collateral Assignment", "Security Agreement", and "Security Documents" shall mean such documents as modified in the Modifications.)

                  D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:
----------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.        ACCURACY OF RECITALS.
          ---------------------

Borrower acknowledges the accuracy of the Recitals.

2.       MODIFICATION OF LOAN DOCUMENTS.
         -------------------------------

         2.1      The Loan Documents are modified as follows:

                  2.1.1 Upon the execution of this Agreement and the full and complete satisfaction by Borrower of all conditions precedent required by Bank, Borrower may obtain and Bank shall be obligated to make, one (1) additional advance to Borrower in the amount of Eight Hundred Thousand and No/100 Dollars ($800,000.00), which funds shall be used for the purpose of acquiring Alan Mishkin's ownership interest in Borrower. Upon the disbursement of the additional Eight Hundred Thousand and No/100 Dollars ($800,000.00) to Borrower, the outstanding unpaid principal balance of the Loan shall be One Million Seven Hundred Eight Thousand One Hundred Sixty-Six and 67/100 Dollars ($1,708,166.67).

                  2.1.2 The maturity date of the Loan and the Note is changed from June 5, 1998, to April 5, 1999. On the maturity date Borrower shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.

                  2.1.3 The term "Timeshare Documents" as used in the Loan Documents shall include all amendments, modifications, renewals, restatements and supplements with respect to such Timeshare Documents. Borrower and Bank acknowledge that the definition of "Timeshare Interval" currently contained in the Loan Agreement refers to a "1/9325 fractional interest in the fee title of the Premises" and that as a result of certain amendments and modifications of the Timeshare Documents, the fractional interest in the fee title to the Premises with respect to Timeshare Intervals sold on and after August 31, 1997 is a 1/9325 interest in and to the Premises with respect to each "Every Year Membership" (as defined in the Timeshare Documents) and a 1/18650 interest in and to the Premises with respect to each "Every Other Year Membership" (as defined in the Timeshare Documents).

                  2.1.4 Section 2.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  " 2.7 Servicing Fee. On September 1, 1997, Borrower shall pay to Lender the sum of $12,000 for the Servicing Fee due for the succeeding year. On September 1, 1998, Borrower shall pay to Lender the sum of $7,000 for the Servicing Fee due for the succeeding year (which fee represents the full annual Servicing Fee of $12,000 prorated for the number of months, or portions thereof, from September 1, 1998 to the Maturity Date). The Servicing Fee represents compensation to Lender for its administration and servicing of the Loan, including, without limitation, preparation of Releases pursuant to Article VIII below. If the Loan is fully paid prior to the Maturity Date (other than by reason of Lender's exercise of any rights and remedies upon an Event of Default), any Servicing Fee paid by Borrower for the then current year will be prorated and the portion of the Servicing Fee for the remainder of such year will be refunded to Borrower."

                  2.1.5 Section 5.16 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  " 5.16 Loan-to-Value. At all times during the term of the Loan, the unpaid principal balance of the Loan shall not exceed sixty percent (60%) of the value of the Project, as determined by Lender in its sole discretion based on (i) the Appraisals obtained pursuant to
         Section 5.15 hereof or (ii) evaluations of the value of the Project prepared or obtained by Lender's appraisal department in connection with any modifications of the Loan Documents. If for any reason the loan-to-value ratio exceeds said percentage, then

         Borrower shall, within thirty (30) days of receiving written notice of such noncompliance from Lender, reduce the unpaid principal balance of the Loan, or deposit sufficient sums with Lender to reduce the loan-to-value ratio to at or below said percentage. For the purposes of determining the loan-to-value ratio, the value of the Project as determined pursuant to any Appraisal or evaluation shall represent the fractional interest in the Project encumbered by the Deed of Trust (which may be adjusted by Lender from time to time in its sole discretion as fractional interests are sold and released) and, unless otherwise agreed or elected by Lender in its sole and absolute discretion, shall not include the value of Timeshare Intervals that have been sold or any amounts received, or to be received with respect to the sale of such Timeshare Intervals. Borrower acknowledges that in connection with the Fourth Modification Agreement, dated as of September 3, 1997, Lender, through its appraisal department has ordered and will obtain an Appraisal or evaluation of the value of the Project and Borrower agrees, without limiting this Section 5.16, that if the results of such Appraisal/ evaluation reflect a loan-to-value ratio of greater than sixty percent (60%), Borrower will comply with this
         Section 5.16."

                  2.1.6 Section 5.6 of the Loan Agreement is hereby amended to include the following subsections 5.6(vi) and 5.6(vii):

                  " (vi) as soon as the same are available, and in any event within one hundred twenty (120) days after the end of each fiscal year of Guarantor, Borrower shall furnish to Lender a copy of (A) the balance sheet of Guarantor as of the end of such fiscal year, (B) statements of income and expenses of Guarantor for such fiscal year, and a statement of changes in financial position of Guarantor from the previous fiscal year (together with comparable figures for the previous fiscal year), and (C) a cash flow statement of Guarantor, all of which shall have been audited by an independent Certified Public Accountant, satisfactory to Lender in its sole discretion, who shall deliver an unqualified opinion as to such financial statements to Lender. Borrower shall also provide Lender with such other information with respect to the condition of Guarantor as Lender may from time to time reasonably request; and

                  " (vii) as soon as the same are available, and in any event within sixty (60) days after the end of each fiscal quarter of Guarantor, Borrower shall furnish to Lender a copy of all 1OQ reports of Guarantor filed with the Securities and Exchange Commission."

                  2.1.7 Paragraph 17(b) of the Repayment Guaranty is hereby deleted in its entirety and replaced with the following:

                  " (b) As of the end of each fiscal quarter, a Debt to Equity Percentage equal to or less than 4.25 to 1.00. "Debt to Equity Percentage" means the result obtained by dividing (i) Debt of Guarantor by (ii) Tangible Net Worth. "Debt" means, without limitation, (a) any indebtedness for borrowed money, (b) all indebtedness evidenced by bonds, debentures, notes, letters of credit, drafts or similar instruments, (c) all indebtedness to pay the deferred purchase price of property or services, but not including accounts payable and accrued expenses arising in the ordinary course of business, (d) all capitalized lease obligations, (e) all Debt of others secured by a lien on any asset, whether or not such Debt is assumed by Guarantor or guaranteed by Guarantor, and (f) all Debt of others guaranteed by Guarantor and all other indebtedness that would appear as a liability upon a balance sheet of Guarantor prepared in accordance with GAAP."

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantors is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.          RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
            ----------------------------------------------

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.          BORROWER REPRESENTATIONS AND WARRANTIES.
            ----------------------------------------

Borrower represents and warrants to Bank:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

         4.7 All Timeshare Documents (as defined in the Loan Agreement) remain in full force and effect and no amendments, modifications, restatements or supplements have been entered into since the execution of the Loan Agreement, except as disclosed to Bank in writing concurrently herewith.

         4.8 The Fractional Interest in the Project owned by Borrower and encumbered by the Deed of Trust as of the date hereof is not less than 1800/9325.

5.          BORROWER COVENANTS.
            -------------------

Borrower covenants with Bank:

         5.1  Borrower  shall  execute,   deliver,  and  provide  to  Bank  such
additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

         5.3   Contemporaneously   with  the  execution  and  delivery  of  this
Agreement, Borrower has paid to Bank:

                  5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof,

                  5.3.2 All internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, recording and costs, expenses, and fees); and

                  5.3.3 A Modification Fee in the amount of Eight Thousand and No/100 Dollars ($8,000.00).

         5.4   Contemporaneously   with  the  execution  and  delivery  of  this
Agreement, Borrower has caused to be executed and delivered to Bank the Memorandum of Modification, dated of even date herewith, amending the Deed of Trust to secure repayment of the promissory note as amended hereunder.

         5.5 Contemporaneously with the execution and delivery of this Agreement, Bank shall obtain at Borrower's sole cost and expense, an LTAA Endorsement Number 10 (Bringdown) and Endorsement Number 7 (Coverage Increase), to the title insurance policy insuring the Deed of Trust, which policy is policy number 65025782-M1 dated September 10, 1991, issued by Transamerica Title Insurance Company. Such endorsement recognizes the modification of the Loan Documents herein and is subject only to the exceptions in Schedule B, Part I, of such policy.

         5.6 Contemporaneously with the execution and delivery of this Agreement, Borrower has delivered to Bank all amendments, modifications, restatements, or supplements to any or all of the Timeshare Documents (as defined in the Loan Agreement). All such amendments or supplements shall be in form satisfactory to Bank in its sole discretion.

         5.7 Contemporaneously with the execution and delivery of this Agreement, Borrower has delivered to Bank a partnership certificate authorizing Borrower's execution of this Agreement and all other documents and instruments referred to herein and required by Bank in connection with the transaction contemplated hereby.

         5.8 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused Guarantor to deliver to Bank a resolution of Guarantor's Board of Directors authorizing Guarantor's execution of the Consent and Agreement of Guarantors attached hereto.

6.          EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
            --------------------------------------------

Bank shall not be bound by this Agreement until each of the following shall have occurred: (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement,
(iii) each guarantor of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantors, and (iv) if required by Bank, Borrower and any guarantors have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.          ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
            ------------------------------------------------------------

The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank and Borrower.

8.          BINDING EFFECT.
            ---------------

The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Bank and their respective successors and assigns.

9.          CHOICE OF LAW.
            --------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.         COUNTERPART EXECUTION.
            ----------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

11.         ARBITRATION.
            ------------

         11.1 Binding Arbitration. Bank, Borrower and each guarantor executing a consent and Agreement of Guarantors with respect to this Agreement hereby agree that all controversies and claims arising directly or indirectly out of this Agreement and the Loan Documents, shall at the written request of any party be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in the State of Arizona. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The Federal Arbitration Act shall apply to the construction and interpretation of this arbitration agreement.

         11.2 Arbitration Panel. A single arbitrator shall have the power to render a maximum award of one hundred thousand dollars. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party.

         11.3 Provisional Remedies; Self Help; and Foreclosure.  No provision of
Section 11.1 shall limit the right of any party to exercise self help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. At Bank's option, it may enforce its right under a mortgage by judicial foreclosure, and under a deed of trust either by exercise of power of sale or by judicial foreclosure. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the rights to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding.

DATED as of the date first above stated.

                                        LOS ABRIGADOS PARTNERS LIMITED
                                        PARTNERSHIP, an Arizona limited
                                        partnership

                                        By: ILE Sedona Incorporated, an Arizona
                                            corporation, General Partner



                                            By:
                                                --------------------------------
                                                       Nancy J. Stone
                                                       Vice President


                                                                      "BORROWER"


                                        BANK ONE, ARIZONA, NA, a national
                                        banking association


                                            By:
                                                --------------------------------
                                                       Donna Morris
                                                   Assistant Vice President


                                                                          "BANK"

                          MODIFICATION OF GUARANTY AND
                          ----------------------------
                       CONSENT AND AGREEMENT OF GUARANTORS
                       -----------------------------------

With respect to the Fourth Modification Agreement, dated September 3, 1997 ("Agreement"), between LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership ("Borrower") and BANK ONE, ARIZONA, NA, a national banking association ("Bank"), the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of Bank as follows:

                  1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Repayment Guaranty, dated January 25, 1996 ("Guaranty"), by the undersigned for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents". All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.

                  2.  Guarantor   consents  to  the  modification  of  the  Loan
Documents and all other matters in the Agreement. Guarantor agrees to the arbitration provisions set forth in Section 11.1 of the Agreement.

                  3. Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

                  4. Guarantor agrees that all references,  if any, to the Note, the Loan Agreement, the Deed of Trust, the Collateral Assignment, the Security Agreement, the Security Documents, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement. Accordingly, the Guarantor Documents are modified to, among other things, (i) increase the outstanding unpaid principal amount of indebtedness of Borrower to Bank from $908,166.67 to $1,708,166.67, (ii) amend the Financial Statement provisions set forth in
Section 5.6 of the Loan Agreement, and (iii) amend the Financial Covenants set forth in Paragraph 17(b) and 18 of the Guaranty.

                  5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors. Any property or rights to or interests in property granted as security in the
Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

                  6. Guarantor represents and warrants that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

                  7. Guarantor represents and warrants that Guarantor has no claims, counterclaims, defenses, or off sets with respect to the enforcement against Guarantor of the Guarantor Documents.

                  8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.

                  9. Guarantor agrees that this Consent and Agreement of Guarantors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors to physically form one document.

DATED as of the date of the Agreement.



                                        ILX INCORPORATED, an Arizona corporation



                                        By:
                                           -------------------------------------
                                                       Nancy J. Stone
                                                       President


                                                                     "GUARANTOR"
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